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                                THE GALAXY FUND
                                   ("GALAXY")

                           TRUST AND RETAIL A SHARES

                           INTERNATIONAL EQUITY FUND
                                  (THE "FUND")

                        SUPPLEMENT DATED AUGUST 12, 1996
                  TO THE PROSPECTUSES DATED FEBRUARY 29, 1996


         At a Special Meeting of Shareholders of Galaxy's International Equity Fund (the "Fund") held on August 9, 1996, shareholders of the Fund approved a new sub-advisory agreement between Fleet Investment Advisors Inc. ("Fleet"), the Fund's adviser, and Oechsle International Advisors, L.P. ("Oechsle"), with respect to the Fund. Oechsle is a Delaware limited partnership. The general partner of Oechsle is Oechsle Group, L.P., and the managing general partner of Oechsle Group, L.P. is Walter Oechsle. Oechsle's principal office is located at One International Place, Boston, Massachusetts 02210. Oechsle currently manages approximately $9.4 billion in assets. Oeschle began serving as sub-adviser to the Fund on August 12, 1996.

         The new sub-advisory agreement provides that, subject to the supervision of Galaxy's Board of Trustees, Oechsle will assist Fleet in providing a continuous investment program for the Fund, including research and management with respect to all securities, investments and cash equivalents. For the services provided and expenses assumed pursuant to the new sub-advisory agreement, Oechsle is entitled to receive a fee from Fleet, computed daily and paid quarterly, at the annual rate of .40% of the first $50 million of the Fund's average daily net assets, plus .35% of average daily net assets in excess of $50 million. The sub-advisory fees payable by Fleet to Oechsle are the responsibility of Fleet and do not represent an additional charge to the Fund. Oechsle may from time to time voluntarily waive all or a portion of its sub-advisory fees in order to assist the Fund in maintaining a competitive expense ratio.

         The Fund's portfolio managers, David von Hemert of Fleet and S. Dewey Keesler, Jr. and Kathleen Harris of Oechsle, are primarily responsible for the day-to-day management of the Fund's investment portfolio. Mr. von Hemert, a Senior Vice President, has been with Fleet and its predecessors since 1980 and has been managing the Fund since August 1994. Mr. Keesler, General Partner and Portfolio Manager, has been with Oechsle since its founding in 1986. Ms. Harris has been a Portfolio Manager at Oechsle since January 1995. Prior thereto, she was Portfolio Manager and Investment Director for the State of Wisconsin Investment Board and a Fund Manager and Equity Analyst for Northern Trust Company.